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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 (No. 333-170591) and S-8 (No. 333-162785) of Cowen Group, Inc. of our report dated March 11, 2011 relating to the financial statements and the effectiveness of internal controls over financial reporting, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 11, 2011

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM